Nature Of Operations	6 Months Ended
Jun. 30, 2018
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Nature of Operations

NOTE 1 - NATURE OF OPERATIONS

a.	UroGen Pharma Ltd. is an Israeli company incorporated in April 2004 ("UPL").

UroGen Pharma, Inc. a subsidiary of UPL, was incorporated in Delaware in October 2015 and began operating in February 2016 ("UPI").

UPL and UPI (together the “Company”) is a clinical stage biopharmaceutical company focused on developing novel therapies designed to change the standard of care for urological pathologies.

b.	In May 2017, the Company raised $60.8 million, net of issuance costs and underwriting discounts, in an Initial Public Offering ("IPO") on the Nasdaq stock market.
c.

As described in Note 7a1, in April 2017, the Company’s board of directors and shareholders approved a 3.2-for-1 split of the Company’s ordinary, Preferred A and Preferred A-1 shares. All share and per share amounts reflected in these financial statements and the notes thereto have been adjusted, on a retroactive basis, to reflect this share split.

d.

In January 2018, the Company completed a follow-on public offering on Nasdaq of 1,682,926 ordinary shares, at a public offering price of $41.00 per share, in consideration for approximately $64.2 million net of underwriting discounts and commissions and issuance costs, including exercise of the underwriters’ option to purchase an additional 219,512 ordinary shares at the public offering price.

e.

As of the date of issuance of the consolidated financial statements, the Company has the ability to fund its planned operations for at least the next 12 months. However, the Company’s product candidates may never achieve commercialization and it will continue to incur losses for the foreseeable future. Therefore, the Company may need to raise additional funds to fund its research and development expenses, general and administrative expenses and capital expenditures until such time that it can generate substantial revenues.